UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 9, 2006

PHH CORPORATION
(Exact name of registrant as specified in its charter)

MARYLAND	1-7797	52-0551284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Leadenhall Road
Mt. Laurel, New Jersey 08054
(Address of principal executive offices, including zip code)

(856) 917-1744
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

As previously disclosed in a Current Report on Form 8-K PHH Corporation (the “Company”, “we” or “our”) filed with the Securities and Exchange Commission (“SEC”) on March 1, 2006, the fiduciaries of the PHH Corporation Employee Savings Plan and the PHH Home Loans, LLC Employee Savings Plan (collectively, “401(k) Plans”) decided to temporarily suspend future purchases of our common stock pursuant to the 401(k) Plans. The suspension began at 6:00 PM (Eastern Standard Time) on March 1, 2006 and was anticipated to end when we filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “Blackout Period”) with the SEC.

As a result of the Blackout Period, pursuant to Regulation BTR, on March 1, 2006, we sent notices to our directors and executive officers notifying them that, until the end of the Blackout Period, they are prohibited from purchasing, selling, or otherwise acquiring or transferring, directly or indirectly, any shares of our common stock or any other equity security of the Company to the extent that stock or equity security was acquired in connection with employment as an executive officer or services as a director. We provided our executive officers and directors with this notice of the Blackout Period to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR.

We expect to file our Form 10-K for the fiscal year ended December 31, 2005 (the “Form 10-K”) by mid-November. However, due to the delay in filing our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006 and September 30, 2006 (collectively, the “Forms 10-Q”), on November 9, 2006, the fiduciaries of the 401(k) Plans extended the Blackout Period until all of the Forms 10-Q have been filed with the SEC.

A notice regarding the extension of the Blackout Period was provided to our executive officers and directors to ensure compliance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR. We have attached the notice sent to the executive officers and directors regarding the extension of the Blackout Period as Exhibit 99.1 to this Current Report on Form 8-K and that notice is incorporated by reference herein.

We received notice of the extension of the Blackout Period on November 9, 2006, due to action by the fiduciaries of the 401(k) Plans on that date. We provided notice of the Extended Blackout Period to our executive officers and directors on November 9, 2006.

We are unable at this time to provide an expected date for the filing of the Forms 10-Q with the SEC. We will notify our executive officers and directors once the end date of the Blackout Period has been determined.

Inquiries regarding the Blackout Period should be directed to Mr. William F. Brown, General Counsel, at 856-917-0903 or 3000 Leadenhall Road, Mt. Laurel, New Jersey, 08054.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Important Notice Regarding Blackout Period and Restrictions on Ability to Trade Shares of PHH Corporation Securities, dated November 9, 2006

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You should understand that these statements are not guarantees of performance or results and are preliminary in nature. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may result”, “will result”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. For example, the statement that we expect to file our 2005 Form 10-K by mid-November 2006 is a forward-looking statement.

You should consider the areas of risk described under the heading “Cautionary Note Regarding Forward-Looking Statements” in our periodic reports under the Securities Exchange Act of 1934, as amended, and those risk factors included as Exhibit 99 thereto, titled “Risk Factors Affecting our Business and Future Results,” in connection with any forward-looking statements that may be made by us and our businesses generally. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHH CORPORATION

	By:	/s/ Clair M. Raubenstine
Name: Clair M. Raubenstine
Title: Executive Vice President and Chief Financial Officer

Dated: November 9, 2006